SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 24, 2001

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       000-13117                22-2413505
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


           1551 South Washington Avenue
              Piscataway, New Jersey                                     08854
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(Address of Principal Executive Offices)                              (Zip Code)


 (Registrant's telephone number, including area code):           (732) 529-0100
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         ------------

         On October 24, 2001, Ion Networks, Inc. (the "Company") issued a press release announcing the hiring of Cameron Saifi and David Arbeitel as the Company's COO and CTO, respectively.

         A copy of the press release and of Cameron Saifi's and David Arbeitel's respective employment agreements, which are incorporated by reference herein and made a part hereof, are filed with this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
         --------

              Exhibit No.           Description
              -----------           -----------

                  99.1 Press Release of the Company dated October 24, 2001, announcing the hiring of Cameron Saifi and David Arbeitel as the Company's COO and CTO, respectively.

                  99.2 Employment Agreement between Cameron Saifi and the Company.

                  99.3 Employment Agreement between David Arbeitel and the Company.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 24, 2001                            ION NETWORKS, INC.


                                              By: /s/ Kam Saifi
                                                 -------------------------------
                                                      Kam Saifi
                                                      President and CEO


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



                                  EXHIBIT INDEX



              Exhibit No.           Description
              -----------           -----------

                  99.1 Press Release of the Company dated October 24, 2001, announcing the hiring of Cameron Saifi and David Arbeitel as the Company's COO and CTO, respectively.

                  99.2 Employment Agreement between Cameron Saifi and the Company.

                  99.3 Employment Agreement between David Arbeitel and the Company.



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